EXHIBIT 99.1

Flushing Financial Corporation Reports Third Quarter GAAP Diluted EPS of $0.37 and Core Diluted EPS of $0.39

Reports 3.9% Annualized Loan Growth While Credit Quality Remains Strong

THIRD QUARTER 2016

  GAAP diluted EPS was $0.37, down 64.8% QoQ
  Core diluted EPS was $0.39, flat QoQ
  Net interest income was $41.7 million, up 6.1% YoY
  Net interest margin was 2.94%, compared to 2.99% for the second quarter of 2016
  Excluding prepayment penalty income from loans and securities and recovered interest from nonaccrual loans, the net interest margin was 2.81%, a decrease of six basis points QoQ
  GAAP ROAE was 8.4%, compared with 9.5% for the third quarter of 2015
  Core ROAE was 8.9%, compared with 10.0% for the third quarter of 2015
  GAAP ROAA was 0.7%, compared with 0.8% for the third quarter of 2015
  Core ROAA was 0.8%, compared with 0.9% for the third quarter of 2015

UNIONDALE, N.Y., Oct. 25, 2016 (GLOBE NEWSWIRE) -- Flushing Financial Corporation (the “Company”) (Nasdaq:FFIC), the parent holding company for Flushing Bank (the “Bank”), today announced its financial results for the three and nine months ended September 30, 2016.

John R. Buran, President and Chief Executive Officer, stated: “We are pleased to report core earnings per diluted common share of $0.39 for the third quarter of 2016.

“Our main focus continues to be growing multi-family, commercial real estate, and commercial business loans while maintaining our conservative underwriting standards. During the quarter ended September 30, 2016, loan originations for multi-family, commercial real estate and commercial business loans totaled 26%, 30% and 36%, respectively, of total loan production. We produced solid earnings this quarter through continued strong credit quality, a small uptick in the coupon rates on loan originations, and by reducing our expenses. We have begun to successfully execute on the strategy change to increase net interest income through increasing rates as opposed to increasing volume. The interest rates on our mortgage loan pipeline increased 11 basis points to 4.05% from 3.94% at June 30, 2016. This strategy shift positions the Company to reap the benefits of an increase in rates. Conversely, the cost of funds increased four basis points to 1.03% on a linked quarter basis, as rates on certain government deposits were raised.”

Core earnings, a non-GAAP measure, exclude the effects of net gains/losses from the sale of buildings and securities, net gains/losses from fair value adjustments, prepayment penalties from the extinguishment of debt, and the gain from life insurance proceeds.

For a reconciliation of core earnings and core diluted earnings per common share to accounting principles generally accepted in the United States (“GAAP”) net income and GAAP diluted earnings per common share, please refer to the table titled “Reconciliation of GAAP Earnings and Core Earnings."

Earnings Summary:

Quarter ended September 30, 2016 (3Q16) compared to the quarters ended September 30, 2015 (3Q15) and June 30, 2016 (2Q16).

Net Interest Income

Net interest income for 3Q16 was $41.7 million, an increase of 6.1% YoY but a decrease of 0.4% QoQ.

  Average balance of total interest-earning assets of $5,684.4 million, increased $533.4 million, or 10.4% YoY and $71.5 million, or 1.3% QoQ
  Yield on interest-earning assets of 3.91% decreased 12 basis points YoY and 2 basis points QoQ
  Cost of interest-bearing liabilities of 1.09% remained unchanged YoY but increased 4 basis points QoQ
  Net interest spread and net interest margin of 2.82% and 2.94%, respectively, decreased 12 basis points and 11 basis points, respectively YoY and decreased 6 basis points and 5 basis points, respectively QoQ
  Includes prepayment penalty income from loans and securities of $1.5 million, compared with $2.2 million in 3Q15 and $1.4 million in 2Q16, and recovered interest from nonaccrual loans of $0.3 million, compared with $0.4 million in 3Q15 and $0.2 million in 2Q16
  Excluding prepayment penalty income from loans and securities and recovered interest from nonaccrual loans, the yield on interest-earning assets, would be 3.78%, compared with 3.83% in 3Q15 and 3.81% in 2Q16, and the net interest margin would be 2.81%, compared with 2.85% in 3Q15 and 2.87% in 2Q16
  Cost of total deposits of 0.92% increased 4 basis points YoY and 8 basis points QoQ
  Cost of borrowed funds of 1.58% decreased 16 basis points YoY and 12 basis points QoQ, primarily due to an increase in the average balance of lower-costing short-term borrowings

The following table shows the basis points increase (decrease) in the cost of interest-bearing liabilities:

Change in the Cost of Interest-Bearing Liabilities (bps)
	3Q16 vs.
	2Q16	3Q15
Savings	1	2
NOW	8	10
Money market	10	23
Certificate of deposit	1	(6)
Borrowings	(12)	(16)
Total interest-bearing liabilities	4	-

Non-interest Income

Non-interest income (excluding: net gains on sale of buildings and securities) for 3Q16 was $1.9 million, an increase of $0.3 million YoY and QoQ.

  Increase in fair value adjustments of $0.3 million compared to 3Q15 and 2Q16

Non-interest Expense

Non-interest expense for 3Q16 was $26.3 million, an increase of $2.6 million, or 10.8% YoY but a decrease of $2.2 million, or 7.7% QoQ.

  2Q16 includes a non-recurring penalty of $2.1 million on the prepayment of $38.0 million in repurchase agreements
  Salaries and benefits increased YoY by $2.1 million primarily due to annual salary increases and additions in staffing and increased $0.8 million QoQ due to increased staffing and stock-based compensation costs as a result of the recent increase in the Company’s stock price
  3Q16 and 2Q16 both include a write-down of $0.8 million on one OREO property
  Non-interest expense (excluding: salaries and benefits expense, prepayment penalty on borrowings and net gain/losses on sale of OREO) totaled $10.7 million, a decrease of $0.4 million, or 3.7% YoY and $0.8 million, or 7.1% QoQ
  The efficiency ratio increased to 57.4% in 3Q16 from 56.2% in 3Q15 and 57.1% in 2Q16

Provision for Income Taxes

The provision for income taxes for 3Q16 was $6.7 million, essentially unchanged YoY but was a decrease of $14.1 million QoQ.

  Income before income taxes decreased by $33.9 million QoQ, primarily due to the net gain from the Building Sale, which also reduced impact of preferential tax items in 2Q16
  Effective tax rates of 38.5% in 3Q16, 40.5% in 2Q16 and 37.7% in 3Q15.

Loans:

  Net loans were $4,719.5 million reflecting an increase of 1.0% QoQ (not annualized) and 8.1% year-to-date as we continue to focus on the origination of multi-family, commercial real estate and commercial business loans with a full relationship
  Loan originations and purchases of multi-family, commercial real estate and commercial business loans totaled $777.5 million year-to-date, or 91.4% of loan production during the period
  Total loan originations and purchases were $850.3 million year-to-date, an increase of $12.5 million YoY
  Loan purchases, which are underwritten to the same standards as organic originations, were $138.0 million year-to-date, a decrease of $78.3 million YoY
  Loan pipeline totaled $289.3 million at September 30, 2016 compared with $330.5 million at December 31, 2015
  Multi-family (excluding underlying co-operative mortgages), commercial real estate and one-to-four family mixed-use property mortgage loans originated during the quarter had an average loan-to-value ratio of 41.9% and an average debt coverage ratio of 204%

The following table shows the average rate received from loan originations and purchases for the periods indicated:

	For the three months ended
	September 30,	June 30,	September 30,
Loan type	2016	2016	2015
Mortgage loans	3.52%	3.53%	3.58%
Non-mortgage loans	4.12%	4.29%	3.43%
Total loans	3.74%	3.71%	3.56%

Credit Quality:

  Non-performing loans totaled $23.5 million, a decrease of $2.5 million, or 9.7%, from $26.1 million at December 31, 2015
  Classified assets totaled $48.7 million, an increase of $4.8 million, or 10.9%, from $43.9 million at December 31, 2015, primarily due to an increase in substandard taxi medallion loans
  Loans classified as troubled debt restructured totaled $8.2 million, a decrease of $1.3 million, or 13.7%, from $9.5 million at December 31, 2015
  Strong underwriting standards coupled with our practice of obtaining updated appraisals and recording charge-offs, when necessary, has resulted in a 40.3% average loan-to-value for non-performing loans collateralized by real estate
  Year-to-date, no provision for loan losses was recorded compared with a benefit of $1.6 million recorded in the comparable prior year period
  3Q16 included a charge-off of $0.4 million on one SBA loan
  Net recoveries totaled $0.3 million year-to-date, amid continued improvement in credit conditions
  We anticipate continued low loss content in the loan portfolio

Capital Management:

  The Bank and Company are subject to the same regulatory capital requirements and at September 30, 2016, both were well-capitalized under all regulatory requirements
  Year-to-date, stockholders’ equity increased $39.6 million, or 8.4% to $512.6 million due to net income of $50.6 million and an improvement in other comprehensive income of $5.8 million, mainly due to an increase in the fair value of the securities portfolio
  Increases noted above were partially offset by the declaration and payment of dividends on the Company’s common stock of $0.51 per common share totaling $14.8 million and the purchase of 378,695 treasury shares, at an average price of $19.78 per share, for a total cost of $7.5 million
  As of September 30, 2016, 520,905 shares may still be repurchased under the currently authorized stock repurchase program, which has no expiration or maximum dollar amount
  Book value per common share was $17.90 at September 30, 2016, compared with $16.41 at December 31, 2015
  Tangible book value per common share, a non-GAAP measure, was $17.35, compared with $15.86 at December 31, 2015

About Flushing Financial Corporation

Flushing Financial Corporation is the holding company for Flushing Bank, a New York State-chartered commercial bank insured by the Federal Deposit Insurance Corporation. The Bank serves consumers, businesses, and public entities by offering a full complement of deposit, loan, and cash management services through its 19 banking offices located in Queens, Brooklyn, Manhattan, and Nassau County. The Bank also operates an online banking division, iGObanking.com®, which offers competitively priced deposit products to consumers nationwide.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company’s website at http://www.flushingbank.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

- Statistical Tables Follow -

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	For the three months ended			For the nine months ended
	September 30,	June 30,	September 30,	September 30,
	2016	2016	2015	2016	2015

Interest and Dividend Income
Interest and fees on loans	$49,181	$48,413	$45,243	$145,152	$132,861
Interest and dividends on securities:
Interest	6,173	6,510	6,508	19,275	18,366
Dividends	121	120	119	360	355
Other interest income	49	48	43	191	96
Total interest and dividend income	55,524	55,091	51,913	164,978	151,678

Interest Expense
Deposits	8,520	8,097	7,701	24,590	22,596
Other interest expense	5,291	5,105	4,902	15,653	14,078
Total interest expense	13,811	13,202	12,603	40,243	36,674

Net Interest Income	41,713	41,889	39,310	124,735	115,004
Benefit for loan losses	-	-	(370)	-	(1,620)
Net Interest Income After Benefit for Loan Losses	41,713	41,889	39,680	124,735	116,624

Non-interest Income
Banking services fee income	826	973	778	2,775	2,560
Net gain on sale of securities	-	2,363	103	2,363	167
Net gain on sale of loans	240	3	306	584	355
Net gain on sale of buildings	-	33,814	-	33,814	6,537
Net loss from fair value adjustments	(823)	(1,115)	(1,094)	(2,925)	(921)
Federal Home Loan Bank of New York stock dividends	665	582	480	1,870	1,455
Gains from life insurance proceeds	47	-	-	458	-
Bank owned life insurance	707	694	725	2,096	2,157
Other income	191	403	399	1,075	1,264
Total non-interest income	1,853	37,717	1,697	42,110	13,574

Non-interest Expense
Salaries and employee benefits	14,795	13,968	12,648	45,024	40,471
Occupancy and equipment	2,576	2,352	2,443	7,298	7,791
Professional services	1,730	2,027	1,907	5,907	5,036
FDIC deposit insurance	536	940	817	2,380	2,377
Data processing	939	1,199	1,178	3,229	3,425
Depreciation and amortization	1,169	1,062	993	3,263	2,528
Other real estate owned/foreclosure expense	273	405	110	831	717
Prepayment penalty on borrowings	-	2,082	-	2,082	-
Other operating expenses	4,259	4,419	3,612	13,214	11,550
Total non-interest expense	26,277	28,454	23,708	83,228	73,895

Income Before Income Taxes	17,289	51,152	17,669	83,617	56,303

Provision for Income Taxes
Federal	5,568	15,203	5,375	25,518	16,782
State and local	1,087	5,514	1,286	7,469	4,946
Total taxes	6,655	20,717	6,661	32,987	21,728

Net Income	$10,634	$30,435	$11,008	$50,630	$34,575

Basic earnings per common share	$0.37	$1.05	$0.38	$1.75	$1.18
Diluted earnings per common share	$0.37	$1.05	$0.38	$1.75	$1.18
Dividends per common share	$0.17	$0.17	$0.16	$0.51	$0.48

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)
(Unaudited)

	September 30,	June 30,	December 31,
	2016	2016	2015
ASSETS
Cash and due from banks	$47,880	$50,165	$42,363
Securities held-to-maturity:
Other securities	33,274	28,410	6,180
Securities available for sale:
Mortgage-backed securities	545,067	580,500	668,740
Other securities	365,812	368,611	324,657
Loans:
Multi-family residential	2,171,289	2,159,138	2,055,228
Commercial real estate	1,195,266	1,146,400	1,001,236
One-to-four family ― mixed-use property	555,691	566,702	573,043
One-to-four family ― residential	183,993	190,251	187,838
Co-operative apartments	7,494	7,571	8,285
Construction	11,250	9,899	7,284
Small Business Administration	14,339	14,718	12,194
Taxi medallion	20,536	20,641	20,881
Commercial business and other	564,972	564,084	506,622
Net unamortized premiums and unearned loan fees	16,447	16,875	15,368
Allowance for loan losses	(21,795)	(22,198)	(21,535)
Net loans	4,719,482	4,674,081	4,366,444
Interest and dividends receivable	19,833	20,390	18,937
Bank premises and equipment, net	26,000	24,470	25,622
Federal Home Loan Bank of New York stock	65,185	67,195	56,066
Bank owned life insurance	115,807	115,100	115,536
Goodwill	16,127	16,127	16,127
Other assets	44,788	41,678	63,962
Total assets	$5,999,255	$5,986,727	$5,704,634

LIABILITIES
Due to depositors:
Non-interest bearing	$320,060	$317,112	$269,469
Interest-bearing:
Certificate of deposit accounts	1,384,551	1,411,550	1,403,302
Savings accounts	258,058	260,528	261,748
Money market accounts	733,361	452,589	472,489
NOW accounts	1,296,475	1,453,540	1,448,695
Total interest-bearing deposits	3,672,445	3,578,207	3,586,234
Mortgagors' escrow deposits	49,276	45,905	36,844
Borrowed funds	1,360,515	1,444,751	1,271,676
Other liabilities	84,338	91,869	67,344
Total liabilities	5,486,634	5,477,844	5,231,567

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	-	-	-
Common stock ($0.01 par value; 100,000,000 shares authorized; 31,530,595 shares issued at September 30, 2016, June 30, 2016 and December 31, 2015; 28,632,796
shares, 28,631,243 shares and 28,830,558 shares outstanding at September 30, 2016,
June 30, 2016 and December 31, 2015, respectively)	315	315	315
Additional paid-in capital	213,488	212,613	210,652
Treasury stock (2,897,799 shares, 2,899,352 shares and 2,700,037 shares at
September 30, 2016, June 30, 2016 and December 31, 2015, respectively)	(53,373)	(53,351)	(48,868)
Retained earnings	351,942	346,218	316,530
Accumulated other comprehensive income (loss), net of taxes	249	3,088	(5,562)
Total stockholders' equity	512,621	508,883	473,067

Total liabilities and stockholders' equity	$5,999,255	$5,986,727	$5,704,634

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL DATA
(Dollars in thousands, except per share data)
(Unaudited)

	At or for the three months ended						At or for the nine months ended
	September 30,		June 30,		September 30,		September 30,
	2016		2016		2015		2016		2015
Per Share Data
Basic earnings per share	$0.37		$1.05		$0.38		$1.75		$1.18
Diluted earnings per share	$0.37		$1.05		$0.38		$1.75		$1.18
Average number of shares outstanding for:
Basic earnings per common share computation	28,861,101		29,022,122		28,926,735		28,992,813		29,188,269
Diluted earnings per common share computation	28,874,979		29,034,454		28,946,496		29,006,423		29,209,369
Shares outstanding	28,632,796		28,631,243		28,830,210		28,632,796		28,830,210
Book value per common share (1)	$17.90		$17.77		$16.34		$17.90		$16.34
Tangible book value per common share (2)	$17.35		$17.22		$15.80		$17.35		$15.80

Stockholders' Equity
Stockholders' equity	512,621		508,883		471,190		512,621		471,190
Tangible stockholders' common equity	496,901		493,163		455,469		496,901		455,469

Average Balances
Total loans, net	$4,686,593		$4,567,019		$4,069,650		$4,548,154		$3,967,239
Total interest-earning assets	5,684,413		5,612,935		5,151,015		5,596,342		5,016,512
Total assets	5,976,725		5,897,858		5,427,619		5,883,453		5,291,093
Total due to depositors	3,673,731		3,779,256		3,473,264		3,732,869		3,403,656
Total interest-bearing liabilities	5,059,620		5,046,162		4,643,161		5,021,921		4,526,229
Stockholders' equity	508,974		486,261		464,180		491,617		463,316

Performance Ratios (3)
Return on average assets	0.71%		2.06%		0.81%		1.15%		0.87%
Return on average equity	8.36		25.04		9.49		13.73		9.95
Yield on average interest-earning assets	3.91		3.93		4.03		3.93		4.03
Cost of average interest-bearing liabilities	1.09		1.05		1.09		1.07		1.08
Interest rate spread during period	2.82		2.88		2.94		2.86		2.95
Net interest margin	2.94		2.99		3.05		2.97		3.06
Non-interest expense to average assets	1.76		1.93		1.75		1.89		1.86
Efficiency ratio (4)	57.37		57.09		56.18		59.64		59.46
Average interest-earning assets to average
interest-bearing liabilities	1.12	X	1.11	X	1.11	X	1.11	X	1.11	X

(1)   Calculated by dividing stockholders’ equity by shares outstanding.

(2)   Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Reconciliation of GAAP Earnings and Core Earnings”.

(3)   Ratios are presented on an annualized basis.

(4)   Efficiency ratio, a non-GAAP measure, was calculated by dividing non-interest expense (excluding OREO expense, prepayment penalties from the extinguishment of debt and the net gain/loss from the sale of OREO) by the total of net interest income and non-interest income (excluding net gains and losses from fair value adjustments, net gain and losses from the sale of securities, life insurance proceeds, and sale of buildings). See “Reconciliation of GAAP Earnings and Core Earnings”.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

	At or for the nine	At or for the year	At or for the nine
	months ended	ended	months ended
	September 30, 2016	December 31, 2015	September 30, 2015

Selected Financial Ratios and Other Data

Regulatory capital ratios (for Flushing Financial Corporation):
Tier 1 capital	$523,428	$490,919	$482,684
Common equity Tier 1 capital	496,605	462,883	455,153
Total risk-based capital	545,223	512,454	505,657

Tier 1 leverage capital (well capitalized = 5%)	8.80%	8.84%	8.93%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	11.72	11.83	12.01
Tier 1 risk-based capital (well capitalized = 8.0%)	12.35	12.55	12.74
Total risk-based capital (well capitalized = 10.0%)	12.87	13.10	13.34

Regulatory capital ratios (for Flushing Bank only):
Tier 1 capital	$528,168	$494,690	$488,327
Common equity Tier 1 capital	528,168	494,690	488,327
Total risk-based capital	549,963	516,226	511,300

Tier 1 leverage capital (well capitalized = 5%)	8.88%	8.89%	9.02%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	12.44	12.62	12.86
Tier 1 risk-based capital (well capitalized = 8.0%)	12.44	12.62	12.86
Total risk-based capital (well capitalized = 10.0%)	12.96	13.17	13.47

Capital ratios:
Average equity to average assets	8.36%	8.68%	8.76%
Equity to total assets	8.54	8.29	8.56
Tangible stockholders' common equity to tangible assets (1)	8.30	8.04	8.30

Asset quality:
Non-accrual loans (2)	$21,882	$22,817	$26,303
Non-performing loans	23,535	26,077	28,600
Non-performing assets	26,374	31,009	33,455
Net charge-offs/ (recoveries)	(260)	2,605	503

Asset quality ratios:
Non-performing loans to gross loans	0.50%	0.60%	0.68%
Non-performing assets to total assets	0.44	0.54	0.61
Allowance for loan losses to gross loans	0.46	0.49	0.55
Allowance for loan losses to non-performing assets	82.64	69.45	68.67
Allowance for loan losses to non-performing loans	92.61	82.58	80.32

Full-service customer facilities	19	19	19

(1) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(2) Excludes performing non-accrual TDR loans.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
NET INTEREST MARGIN
(Dollars in thousands)
(Unaudited)

	For the three months ended
	September 30, 2016				June 30, 2016				September 30, 2015
	Average		Yield/		Average		Yield/		Average		Yield/
	Balance	Interest	Cost		Balance	Interest	Cost		Balance	Interest	Cost
Interest-earning Assets:
Mortgage loans, net	$4,093,240	$43,777	4.28%		$3,983,615	$42,969	4.31%		$3,561,262	$40,754	4.58%
Other loans, net	593,353	5,402	3.64		583,404	5,444	3.73		508,388	4,489	3.53
Total loans, net (1)	4,686,593	49,179	4.20		4,567,019	48,413	4.24		4,069,650	45,243	4.45
Taxable securities:
Mortgage-backed
securities	554,515	3,350	2.42		599,247	3,707	2.47		692,777	4,307	2.49
Other securities	245,477	2,162	3.52		249,956	2,133	3.41		176,072	1,290	2.93
Total taxable securities	799,992	5,512	2.76		849,203	5,840	2.75		868,849	5,597	2.58
Tax-exempt securities: (2) (3)
Other securities	148,004	784	2.12		147,230	790	2.15		136,043	1,030	3.03
Total tax-exempt securities	148,004	784	2.12		147,230	790	2.15		136,043	1,030	3.03
Interest-earning deposits
and federal funds sold	49,824	49	0.39		49,483	48	0.39		76,473	43	0.22
Total interest-earning
assets	5,684,413	55,524	3.91		5,612,935	55,091	3.93		5,151,015	51,913	4.03
Other assets	292,312				284,923				276,604
Total assets	$5,976,725				$5,897,858				$5,427,619

Interest-bearing Liabilities:
Deposits:
Savings accounts	$258,884	306	0.47		$265,856	306	0.46		$262,535	297	0.45
NOW accounts	1,384,368	1,979	0.57		1,612,704	1,962	0.49		1,398,358	1,646	0.47
Money market accounts	601,709	990	0.66		483,317	681	0.56		420,860	455	0.43
Certificate of deposit
accounts	1,428,770	5,213	1.46		1,417,379	5,121	1.45		1,391,511	5,276	1.52
Total due to depositors	3,673,731	8,488	0.92		3,779,256	8,070	0.85		3,473,264	7,674	0.88
Mortgagors' escrow
accounts	48,840	32	0.26		67,728	27	0.16		44,606	27	0.24
Total interest-bearing
deposits	3,722,571	8,520	0.92		3,846,984	8,097	0.84		3,517,870	7,701	0.88
Borrowings	1,337,049	5,291	1.58		1,199,178	5,105	1.70		1,125,291	4,902	1.74
Total interest-bearing
liabilities	5,059,620	13,811	1.09		5,046,162	13,202	1.05		4,643,161	12,603	1.09
Non interest-bearing
demand deposits	318,188				296,597				254,435
Other liabilities	89,943				68,838				65,843
Total liabilities	5,467,751				5,411,597				4,963,439
Equity	508,974				486,261				464,180
Total liabilities and
equity	$5,976,725				$5,897,858				$5,427,619

Net interest income /
net interest rate spread		$41,713	2.82%			$41,889	2.88%			$39,310	2.94%

Net interest-earning assets /
net interest margin	$624,793		2.94%		$566,773		2.99%		$507,854		3.05%

Ratio of interest-earning
assets to interest-bearing
liabilities			1.12	X			1.11	X			1.11	X

(1) Loan interest income includes loan fee income (which includes net amortization of deferred fees and costs, late charges, and prepayment penalties) of approximately $0.9 million , $1.0 million and $1.4 million for the three months ended September 30, 2016, June 30, 2016 and September 30, 2015, respectively.
(2) Interest income on tax-exempt securities does not include the tax benefit of the tax-exempt securities.
(3) Includes prepayment penalty income of approximately $26,000 and $0.2 million for the three months ended September 30, 2016 and 2015. There was no prepayment penalty income during the three months ended June 30, 2016.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
NET INTEREST MARGIN
(Dollars in thousands)
(Unaudited)

	For the nine months ended
	September 30, 2016				September 30, 2015
	Average		Yield/		Average		Yield/
	Balance	Interest	Cost		Balance	Interest	Cost
Interest-earning Assets:
Mortgage loans, net	$3,972,502	$129,200	4.34%		$3,466,085	$119,931	4.61%
Other loans, net	575,652	15,950	3.69		501,154	12,930	3.44
Total loans, net (1)	4,548,154	145,150	4.26		3,967,239	132,861	4.47
Taxable securities:
Mortgage-backed
securities	603,994	11,231	2.48		700,563	13,028	2.48
Other securities	241,821	6,040	3.33		151,589	2,897	2.55
Total taxable securities	845,815	17,271	2.72		852,152	15,925	2.49
Tax-exempt securities: (2) (3)
Other securities	140,889	2,366	2.24		137,093	2,796	2.72
Total tax-exempt securities	140,889	2,366	2.24		137,093	2,796	2.72
Interest-earning deposits
and federal funds sold	61,484	191	0.41		60,028	96	0.21
Total interest-earning
assets	5,596,342	164,978	3.93		5,016,512	151,678	4.03
Other assets	287,111				274,581
Total assets	$5,883,453				$5,291,093

Interest-bearing Liabilities:
Deposits:
Savings accounts	$262,382	910	0.46		$265,831	852	0.43
NOW accounts	1,539,050	5,863	0.51		1,441,598	4,847	0.45
Money market accounts	514,626	2,277	0.59		352,639	1,015	0.38
Certificate of deposit
accounts	1,416,811	15,455	1.45		1,343,588	15,809	1.57
Total due to depositors	3,732,869	24,505	0.88		3,403,656	22,523	0.88
Mortgagors' escrow
accounts	55,481	85	0.20		51,772	73	0.19
Total interest-bearing
deposits	3,788,350	24,590	0.87		3,455,428	22,596	0.87
Borrowings	1,233,571	15,653	1.69		1,070,801	14,078	1.75
Total interest-bearing
liabilities	5,021,921	40,243	1.07		4,526,229	36,674	1.08
Non interest-bearing
demand deposits	296,321				243,693
Other liabilities	73,594				57,855
Total liabilities	5,391,836				4,827,777
Equity	491,617				463,316
Total liabilities and
equity	$5,883,453				$5,291,093

Net interest income /
net interest rate spread		$124,735	2.86%			$115,004	2.95%

Net interest-earning assets /
net interest margin	$574,421		2.97%		$490,283		3.06%

Ratio of interest-earning
assets to interest-bearing
liabilities			1.11	X			1.11	X

(1) Loan interest income includes loan fee income (which includes net amortization of deferred fees and costs, late charges, and prepayment penalties) of approximately $3.4 million and $3.2 million for the nine months ended September 30, 2016 and 2015, respectively.
(2) Interest income on tax-exempt securities does not include the tax benefit of the tax-exempt securities.
(3) Includes prepayment penalty income of approximately $26,000 and $0.2 million for the nine months ended September 30, 2016 and 2015.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
DEPOSIT COMPOSITION
(Unaudited)

					September 2016 vs.		September 2016 vs.
	September 30,	June 30,	March 31,	December 31,	December 2015	September 30,	September 2015
(Dollars in thousands)	2016	2016	2016	2015	% Change	2015	% Change
Deposits
Non-interest bearing	$320,060	$317,112	$280,450	$269,469	18.8%	$257,196	24.4%
Interest bearing:
Certificate of deposit
accounts	1,384,551	1,411,550	1,362,062	1,403,302	(1.3%)	1,386,945	(0.2%)
Savings accounts	258,058	260,528	268,057	261,748	(1.4%)	261,400	(1.3%)
Money market accounts	733,361	452,589	485,774	472,489	55.2%	438,457	67.3%
NOW accounts	1,296,475	1,453,540	1,610,932	1,448,695	(10.5%)	1,338,715	(3.2%)
Total interest-bearing
deposits	3,672,445	3,578,207	3,726,825	3,586,234	2.4%	3,425,517	7.2%

Total deposits	$3,992,505	$3,895,319	$4,007,275	$3,855,703	3.5%	$3,682,713	8.4%

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
LOANS
(Unaudited)
Loan Origination and Purchases

	For the three months			For the nine months ended
	September 30,	June 30,	September 30,	September 30,
(In thousands)	2016	2016	2015	2016	2015
Multi-family residential	$61,378	$162,364	$91,306	$293,385	$268,481
Commercial real estate	68,970	114,007	151,358	245,114	295,084
One-to-four family – mixed-use property	12,618	11,630	20,008	42,493	44,905
One-to-four family – residential	3,362	4,195	12,618	17,050	34,696
Co-operative apartments	-	470	1,915	470	2,365
Construction	1,920	2,427	1,999	6,034	3,386
Small Business Administration	470	314	2,232	6,785	8,713
Taxi Medallion	-	-	-	-	-
Commercial business and other	84,525	92,456	53,028	239,015	180,239
Total	$233,243	$387,863	$334,464	$850,346	$837,869

Loan Composition

					September 30, 2016 vs.		September 2016 vs.
	September 30,	June 30,	March 31,	December 31,	December 2015	September 30,	September 2015
(Dollars in thousands)	2016	2016	2016	2015	% Change	2015	% Change
Loans:
Multi-family residential	$2,171,289	$2,159,138	$2,039,794	$2,055,228	5.6%	$2,043,740	6.2%
Commercial real estate	1,195,266	1,146,400	1,058,028	1,001,236	19.4%	857,806	39.3%
One-to-four family ―
mixed-use property	555,691	566,702	571,846	573,043	(3.0%)	568,401	(2.2%)
One-to-four family ― residential	183,993	190,251	191,158	187,838	(2.0%)	191,430	(3.9%)
Co-operative apartments	7,494	7,571	8,182	8,285	(9.5%)	9,122	(17.8%)
Construction	11,250	9,899	7,472	7,284	54.4%	5,671	98.4%
Small Business Administration	14,339	14,718	14,701	12,194	17.6%	10,540	36.0%
Taxi medallion	20,536	20,641	20,757	20,881	(1.7%)	21,025	(2.3%)
Commercial business and other	564,972	564,084	531,322	506,622	11.5%	479,085	17.9%
Net unamortized premiums
and unearned loan fees	16,447	16,875	15,281	15,368	7.0%	14,129	16.4%
Allowance for loan losses	(21,795)	(22,198)	(21,993)	(21,535)	1.2%	(22,973)	(5.1%)
Net loans	$4,719,482	$4,674,081	$4,436,548	$4,366,444	8.1%	$4,177,976	13.0%

Loan Activity

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2016	2015	2016	2015	2015
Loans originated and purchased	$233,243	$387,863	$229,240	$395,592	$334,464
Principal reductions	(183,583)	(149,307)	(152,521)	(206,125)	(155,794)
Loans transferred to held-for-sale	-	-	-	-	-
Loans sold	(3,693)	(2,310)	(5,515)	(1,164)	(8,800)
Loan charged-offs	(541)	(102)	(147)	(2,478)	(168)
Foreclosures	-	-	(408)	(34)	(773)
Net change in deferred (fees) and costs	(428)	1,594	(87)	1,239	878
Net change in the allowance for loan losses	403	(205)	(458)	1,438	111
Total loan activity	$45,401	$237,533	$70,104	$188,468	$169,918

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
NON-PERFORMING ASSETS and NET CHARGE-OFFS
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2016	2016	2016	2015	2015
Loans 90 Days Or More Past Due
and Still Accruing:
Multi-family residential	$-	$574	$792	$233	$516
Commercial real estate	1,183	320	1,083	1,183	253
One-to-four family - mixed-use property	470	635	743	611	1,293
One-to-four family - residential	-	13	13	13	13
Construction	-	-	570	1,000	-
Commercial business and other	-	-	-	220	222
Total	1,653	1,542	3,201	3,260	2,297

Non-accrual Loans:
Multi-family residential	1,649	3,162	3,518	3,561	4,686
Commercial real estate	1,157	2,299	3,295	2,398	2,407
One-to-four family - mixed-use property	4,534	6,005	5,519	5,952	5,446
One-to-four family - residential	8,340	8,406	8,861	10,120	10,441
Small business administration	2,132	185	201	218	234
Taxi Medallion	3,971	196	196	-	-
Commercial business and other	99	128	511	568	3,089
Total	21,882	20,381	22,101	22,817	26,303

Total Non-performing Loans	23,535	21,923	25,302	26,077	28,600

Other Non-performing Assets:
Real estate acquired through foreclosure	2,839	3,668	4,602	4,932	4,855
Total	2,839	3,668	4,602	4,932	4,855

Total Non-performing Assets	$26,374	$25,591	$29,904	$31,009	$33,455

Non-performing Assets to Total Assets	0.44%	0.43%	0.51%	0.54%	0.61%
Allowance For Loan Losses to Non-performing Loans	92.6%	101.3%	86.9%	82.6%	80.3%

Net Charge-Offs (Recoveries)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2016	2016	2016	2015	2015
Multi-family residential	$79	$(183)	$29	$(35)	$54
Commercial real estate	(11)	-	-	-	(100)
One-to-four family – mixed-use property	24	36	(173)	18	73
One-to-four family – residential	-	7	(299)	97	(300)
Co-operative apartments	-	-	-	-	-
Small Business Administration	317	(42)	(31)	17	4
Commercial business and other	(6)	(23)	16	2,005	10
Total net loan charge-offs (recoveries)	$403	$(205)	$(458)	$2,102	$(259)

Core Diluted EPS, Core ROAE, Core ROAA, tangible book value per common share and tangible common stockholders’ equity are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears in tabular form at the end of this release. The Company believes that these measures are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per share and tangible common stockholders’ equity are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2016	2016	2015	2016	2015

GAAP income before income taxes	$17,289	$51,152	$17,669	$83,617	$56,303

Net (gain) loss from fair value adjustments	823	1,115	1,094	2,925	921
Net gain on sale of securities	-	(2,363)	(103)	(2,363)	(167)
Gain from life insurance proceeds	(47)	-	-	(458)	-
Net gain on sale of buildings	-	(33,814)	-	(33,814)	(6,537)
Prepayment penalty on borrowings	-	2,082	-	2,082	-

Core income before taxes	18,065	18,172	18,660	51,989	50,520

Provision for income taxes for core income	6,736	6,851	7,087	19,628	19,247

Core net income	$11,329	$11,321	$11,573	$32,361	$31,273

GAAP diluted earnings per common share	$0.37	$1.05	$0.38	$1.75	$1.18

Net loss from fair value adjustments, net of tax	0.03	0.02	0.02	0.06	0.02
Net gain on sale of securities, net of tax	-	(0.05)	-	(0.05)	-
Gain from life insurance proceeds	-	-	-	(0.02)	-
Net gain on sale of buildings, net of tax	-	(0.67)	-	(0.67)	(0.13)
Prepayment penalty on borrowings	-	0.04	-	0.04	-

Core diluted earnings per common share*	$0.39	$0.39	$0.40	$1.12	$1.07

Core net income, as calculated above	$11,329	$11,321	$11,573	$32,361	$31,273
Average assets	5,976,725	5,897,858	5,427,619	5,883,453	5,291,093
Average equity	508,974	486,261	464,180	491,617	463,316
Core return on average assets**	0.76%	0.77%	0.85%	0.73%	0.79%
Core return on average equity**	8.90%	9.31%	9.97%	8.78%	9.00%

* Core diluted earnings per common share may not foot due to rounding.
** Ratios are calculated on an annualized basis.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CALCULATION OF TANGIBLE STOCKHOLDERS’
COMMON EQUITY to TANGIBLE ASSETS
(Unaudited)

	September 30,	December 31,
(Dollars in thousands)	2016	2015
Total Equity	$512,621	$473,067
Less:
Goodwill	(16,127)	(16,127)
Intangible deferred tax liabilities	407	406
Tangible Stockholders' Common Equity	$496,901	$457,346

Total Assets	$5,999,255	$5,704,634
Less:
Goodwill	(16,127)	(16,127)
Intangible deferred tax liabilities	407	406
Tangible Assets	$5,983,535	$5,688,913

Tangible Stockholders' Common Equity to Tangible Assets	8.30%	8.04%

Susan K. Cullen
Senior Executive Vice President, Treasurer and Chief Financial Officer
Flushing Financial Corporation
(718) 961-5400